UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2021

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2021, SuRo Capital Corp., a Maryland corporation (the “Company”), and U.S. Bank National Association (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of March 28, 2018, between the Company and the Trustee (the “Base Indenture”; and together with the Second Supplemental Indenture, the “Indenture”), relating to the Company’s issuance of $70,000,000 aggregate principal amount of its 6.00% Notes due 2026 (the “Notes”). The Notes are expected to be listed on The Nasdaq Global Select Market and to trade thereon within 30 days of the original issue date under the trading symbol “SSSSL.”

The Notes will mature on December 30, 2026, and the Company may redeem the Notes in whole or in part at any time, or from time to time on or after December 30, 2024 at the redemption price of 100% of the aggregate principal amount thereof plus accrued and unpaid interest. The Notes bear interest at a rate of 6.00% per year payable on March 30, June 30, September 30, and December 30 of each year, commencing on March 30, 2022. The Notes are direct unsecured obligations of the Company and rank pari passu, or equal in right of payment, with all outstanding and future unsecured, unsubordinated indebtedness of the Company; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to any of the Company’s future secured indebtedness (including indebtedness that is initially unsecured in respect of which the Company subsequently grants a security interest), to the extent of the value of the assets securing such indebtedness (provided, however, that the Company has agreed to not incur any secured or unsecured indebtedness that would be senior to the Notes while the Notes are outstanding, subject to certain exceptions); and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The net proceeds the Company received from the sale of the Notes was approximately $67,462,500 based on a public offering price of $25 per Note, after deducting the underwriting discount and commissions payable by the Company and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the offering to make investments in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes.

The Indenture contains certain covenants for the period of time during which the Notes are outstanding, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the U.S. Securities and Exchange Commission (the “SEC”); to comply with Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act, or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC and subject to certain other exceptions; to not incur any indebtedness or purchase any shares of its outstanding capital stock, unless, in every such case, at the time of the incurrence of such indebtedness or at the time of any such purchase, the Company has an asset coverage, as defined in the 1940 Act, of at least 300% after giving effect to the incurrence of such indebtedness and the application of the net proceeds therefrom or after deducting the amount of such purchase price, as the case may be; to not incur any secured or unsecured indebtedness that would be senior to the Notes, subject to certain exceptions; to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and to use commercially reasonable efforts to maintain a credit rating on the Notes by a nationally recognized statistical rating organization, as such term is defined in Section 3(a)(62) of the Exchange Act, provided that no minimum rating will be required. In addition, notwithstanding the foregoing, the Company has agreed to not seek the requisite approval under the 1940 Act of its board of directors or its shareholders to reduce its asset coverage below 200% while the Notes are outstanding. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-239681), the preliminary prospectus supplement filed with the SEC on December 9, 2021, the pricing term sheet filed with the SEC on December 10, 2021 and the final prospectus supplement dated December 9, 2021. The transaction closed on December 17, 2021.

The foregoing descriptions of the Base Indenture, the Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Second Supplemental Indenture and the Notes, respectively, each filed or incorporated by reference as exhibits hereto, as applicable, and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
4.1	Base Indenture, dated of March 28, 2018 between SuRo Capital Corp. and U.S. Bank National Association, as trustee (previously filed in connection with the Registrant's Registration Statement on Form N-2 (File No. 333-239681), filed on July 2, 2020 and incorporated by reference herein).
4.2	Second Supplemental Indenture, dated of December 17, 2021, between SuRo Capital Corp. and U.S. Bank National Association, as trustee.
4.3	Form of 6.00% Notes due 2026 (incorporated by reference to Exhibit 4.2 hereto and Exhibit A therein).
5.1	Opinion of Eversheds Sutherland (US) LLP
23.1	Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary